UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2012
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
                        Officers; Compensatory Arrangements of Certain Officers.

Retirement of Jerry D. Neal

(b), (e)

            On April 5, 2012, RF Micro Devices, Inc. (“RFMD”) entered into a Retirement and Transition Agreement (the “Agreement”) with Jerry D. Neal, RFMD’s Executive Vice President of Marketing.  Effective May 31, 2012 (the “Retirement Date”), Mr. Neal will retire from RFMD and all of its subsidiaries and affiliates.  Pursuant to the Agreement, Mr. Neal: (i) will receive a lump sum payment of $603,333.50 within ten business days of the Retirement Date; (ii) will be allowed, at his option, to obtain COBRA benefits for himself and his family for up to 18 months following the Retirement Date, as well as a Medicare supplemental policy for himself and a medical and dental insurance policy for his spouse for a period of two years less the period during which COBRA benefits are provided by RFMD, all of which will be paid for by RFMD; and (iii) will receive an annual special bonus from RFMD in order to pay taxes associated with the COBRA benefits and additional insurance benefits.  Mr. Neal also agreed to be subject to certain nondisclosure, non-competition and nondisparagement restrictive covenants.

            Under the Agreement, upon Mr. Neal’s retirement, all stock options granted to Mr. Neal under the 2003 Stock Incentive Plan of RF Micro Devices, Inc., as amended (the “2003 Plan”) pursuant to any “Stock Option Agreement (Senior Officers)” will continue to be exercisable following retirement in accordance with the terms of such agreement.  Upon Mr. Neal’s retirement, all service-based restricted stock unit awards (“RSAs”) granted to Mr. Neal under the 2003 Plan will continue to vest following retirement in accordance with the terms of the RSA agreement and the vesting of all performance-based RSAs awarded under the 2003 Plan will be accelerated as of the Retirement Date.

            The foregoing summary of the terms of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.      Description of Exhibit

10.1                   Retirement and Transition Agreement, dated as of April 5, 2012, between
                         Jerry D. Neal and RF Micro Devices, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By: /s/ William A. Priddy, Jr.
                                                                                    William A. Priddy, Jr.
                                                                                    Chief Financial Officer, Corporate Vice
                                                                                    President of Administration and Secretary

Date:    April 11, 2012

EXHIBIT INDEX

Exhibit No.      Description of Exhibit

10.1                   Retirement and Transition Agreement, dated as of April 5, 2012, between
                         Jerry D. Neal and RF Micro Devices, Inc.